Other Long-term Assets	12 Months Ended
Dec. 31, 2013
Other Long-term Assets
Other Long-term Assets

10.                 Other Long-term Assets

The following is a summary of other long-term assets (in thousands):

	December 31,	December 31,
	2012	2013
	RMB	RMB
Investment in associated companies	34,323	227,656
Staff housing loans	26,529	58,766
Equity investments	7,915	38,473
Non-current deposits	17,704	3,198
Others	4,042	14,005
	90,513	342,098

(a)         Investment in associated companies

(1)         In August 2008, the Company acquired a 38.5% equity interest in SunEase, Inc., a provider of e-mail integration solution and corporate email post office operation services, sales of domain names and search engine marketing, for a consideration of approximately RMB31.0 million in cash. The investment was accounted for under the equity method of accounting with allocation of the purchase price set out as follows (in thousands):

RMB
Tangible assets	12,050
Intangible assets	6,722
Goodwill	14,046
Liabilities	(1,818)
31,000

The above intangible assets consisted of trade name, customer contracts and relationships and technology valued at RMB2.3 million, RMB2.8 million and RMB1.6 million, respectively, which were fully amortized as of December 31, 2012. Amortization expense of the above-mentioned intangible assets was approximately RMB0.8 million, RMB3.4 million and nil for the years ended December 31, 2011, 2012 and 2013, respectively.

(2)         In August 2013, the Company established a joint venture with China Telecom Corp. Ltd. (“China Telecom”), Hangzhou Yixin Technology Co., Ltd. (“Yixin”) to launch “YiChat”, a proprietary social instant messaging application for smart phones. The Company injected RMB200 million cash in exchange of 27% percent voting interest in Yixin.

The investment was accounted for under the equity method of accounting with allocation of the investment cost as set out as follows (in thousands):

RMB
Tangible assets	58,320
Intangible assets	15,876
Goodwill	129,773
Deferred tax liabilities	(3,969)
200,000

The above intangible assets consisted of non-compete agreement, customer base and an exclusivity arrangement at RMB5.9 million, RMB7.8 million and RMB2.1 million, respectively. Amortization expense of the above-mentioned intangible assets was approximately RMB1.1 million for the years ended December 31, 2013.

The Company recorded equity share of losses from associated companies totaling RMB1.2 million for the year ended December 31, 2011, equity share of profits of RMB0.8 million for the year ended December 31, 2012 and equity share of loss of RMB5.3 million for the year ended December 31, 2013, respectively.

(b)         The Company made housing loans to its employees (excluding executive officers) for house purchases via a third-party commercial bank in China. Each individual staff housing loan is secured either by the property for which the loan is extended or by approved personal guarantees for the loan amount granted. The repayment term is five years from the date of drawdown. The interest rate is fixed varying 3.25% to 3.5% per annum for the years ended December 31, 2012 and 2013, respectively. The outstanding portion of the staff housing loans repayable within 12 months as of December 31, 2012 and 2013 amounted to approximately RMB9.1 million and RMB19.2 million, respectively, and are reported under prepayments and other current assets in the consolidated balance sheets (see Note 5).